UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23014

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

ANNUAL REPORT August 31, 2019

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc., formerly Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc., covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through August 31, 2019, as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris, Hiram Hamilton and Leland Hart of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (formerly, Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.) produced a total return of 2.55% on a net-asset-value basis and a return of 9.08% on a market basis.1 Over the same period, the fund provided income dividends of $0.581 per share and long-term capital gains of $0.067 per share, which reflects distribution rate of 6.21%.2

After pockets of volatility during the first half of the reporting period, global credit instruments generally produced positive total returns over the 12 months. The fund produced a positive total return, attributable to its positions in loans, structured credit and non-dollar-denominated high yield paper, which performed well during the period. The fund’s holdings did produce a competitive distribution rate during the 12 months.

The Fund’s Investment Approach

The fund’s investment objectives are to seek high current income and to return at least $9.835 per share of common stock (“Common Shares”) to holders of record of Common Shares on or about December 1, 2024 (subject to certain extensions). The fund will normally invest primarily in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured, floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes.

Principal investment strategies include:

• Senior Secured Loans and Other Loans

• Corporate Debt

• Special Situations

• Structured Credit

A Tale of Two Markets

Over the reporting period, several shifts in investor sentiment and behavior occurred. During the month of September 2018, markets were still enjoying momentum from strong summer 2018 returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October 2018, the U.S. Federal Reserve (the “Fed”) made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth calendar quarter of 2018.

Investor sentiment and market performance shifted once again in January 2019 after comments by the Fed, which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. After the Federal Open Market Committee meeting, spreads narrowed, and risk asset valuations recovered. Prices of fixed-income instruments continued to rally throughout much of the latter half of the period, with high yield securities outperforming much of the broader market. Corporate earnings were generally in line with

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

expectations, and the performance of cyclical sector debt, such as automobile, energy and chemical companies, has continued to improve since the end of 2018. At its July 2019 meeting, the Fed continued its accommodative policies by cutting the federal funds rate by 25 basis points.

Constructing a Diversified, Income-Oriented Portfolio

Over the period, contributions to performance were broad-based. While the portfolio struggled during the fourth-quarter 2018 volatility, many asset classes in which the fund invests experienced a rebound in January of 2019, contributing to positive net performance for the 12 months. Non-dollar-denominated high yield paper was among the top-performing asset classes. Loans performed well and exhibited less volatility than U.S. dollar-denominated high yield securities during the period. Structured credit also contributed to returns. From an individual issue perspective, a position in Bausch Health was among the top contributing positions within the portfolio, as was United Kingdom-based debt collection company Cabot Financial Luxembourg.

U.S. high yield bonds put downward pressure on portfolio performance during the year, as exposure to energy companies hampered returns. From October to December 2018, high yield bonds issued by energy companies experienced a high degree of volatility. Energy positions were the top detractors from results during the period, particularly debt issued by Sanchez Energy and Alta Mesa Holdings. Since January 2019, the fund has reduced its exposure to this volatile asset class, which has materially aided performance.

Positioned for Income Generation

As of the end of the reporting period, credit statistics for U.S. high yield and loan debt remain in good condition despite signs of a global economic slowdown. However, we are cautious about investing in cyclical sectors, such as chemicals, automobiles and energy. These issuers tend to be more reliant on a global customer base, and we feel much of the slowdown is concentrated in the non-U.S. space at this time. It is our opinion that industries such as packaging, financials and telecommunications offer better prospects in the current environment.

Within the markets, we believe high yield bond and loan valuations continue to look attractive. We expect credit statistics to remain in good condition and dividend rates to remain favorable. We currently favor high yield bonds to loans. We also continue to invest in structured credit, which accounted for just over one-fifth of the fund allocation as of period-end.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Collateralized loan obligations (CLOs) and other types of collateralized debt obligations (CDOs) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The senior secured loans in which the fund invests typically will be below investment-grade quality. Although, in contrast to other below-investment-grade instruments, senior secured loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with senior secured loans are similar to the risks of below-investment-grade instruments. Although the senior secured loans in which the fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a senior secured loan default becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the senior secured loan or nothing at all. In general, the secondary trading market for senior secured loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain senior secured loans quickly or at a fair price.

Subordinated loans generally are subject to similar risks as those associated with investments in senior secured loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior secured loans and may be less liquid.

The use of leverage magnifies the fund’s investment, market and certain other risks. For derivatives with a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

SELECTED INFORMATION

August 31, 2019 (Unaudited)

Market Price per share August 31, 2019		$9.29
Shares Outstanding August 31, 2019		14,961,374
New York Stock Exchange Ticker Symbol		DCF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

	Fiscal Year Ended August 31, 2019
	Quarter Ended November 30, 2018	Quarter Ended February 28, 2019	Quarter Ended May 31, 2019	Quarter Ended August 31, 2019
High	$9.14	$8.80	$9.28	$9.44
Low	8.22	7.46	8.64	8.96
Close	8.34	8.65	9.05	9.29

PERCENTAGE GAIN (LOSS) based on change in Market Price†
October 27, 2017 (commencement of operations) through August 31, 2019				5.37%
September 1, 2018 through August 31, 2019				9.08
December 1, 2018 through August 31, 201				17.71
March 1, 2019 through August 31, 2019				11.35
June 1, 2019 through August 31, 2019				4.46

NET ASSET VALUE PER SHARE
October 27, 2017 (commencement of operations)				$9.84
November 30, 2018				9.24
February 28, 2019				9.27
May 31, 2019				9.27
August 31, 2019				9.19

PERCENTAGE GAIN(LOSS) based on change in Net Asset Value††
October 27, 2017 (commencement of operations) through August 31, 2019				5.99%
September 1, 2018 through August 31, 2019				2.55
December 1, 2018 through August 31, 2019				5.11
March 1, 2019 through August 31, 2019				2.73
June 1, 2019 through August 31, 2019				0.89

† With dividends and capital gains reinvested.

STATEMENT OF INVESTMENTS

August 31, 2019

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.2%
Aerospace & Defense - 2.4%
Bombardier, Sr. Unscd. Notes		7.50	3/15/2025	2,160,000	[b,c]	2,111,400
TransDigm, Gtd. Notes		6.50	5/15/2025	1,185,000	[c]	1,239,806
					3,351,206
Automobiles & Components - .3%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	485,000	[c]	457,709
Building Materials - .4%
Griffon, Gtd. Notes		5.25	3/1/2022	530,000	[c]	536,471
Chemicals - 2.1%
CVR Partners, Scd. Notes		9.25	6/15/2023	1,315,000	[b,c]	1,378,449
INEOS Group Holdings, Scd. Notes		5.63	8/1/2024	540,000	[b,c]	552,047
Kraton Polymers, Gtd. Notes		7.00	4/15/2025	875,000	[b,c]	911,094
					2,841,590
Collateralized Loan Obligations Debt - 20.4%
Battalion CLO VII, Ser. 2014-7A, Cl. DRR, 3 Month LIBOR +6.31%		8.61	7/17/2028	750,000	[b,d]	746,052
Cairn CLO III, Ser. 2013-3A, Cl. F, 6 Month EURIBOR +6.60% @ Floor	EUR	6.60	10/20/2028	3,000,000	[b,c,d]	3,200,691
Carlyle Global Market Strategies Euro CLO, Ser. 2015-3A, Cl. ER, 3 Month EURIBOR +6.44% @ Floor	EUR	6.44	7/15/2030	2,000,000	[b,c,d]	1,942,469
Carlyle Global Market Strategies Euro CLO, Ser. 2016-2A, Cl. E, 3 Month EURIBOR +7.75% @ Floor	EUR	7.75	1/18/2030	2,000,000	[b,c,d]	2,144,448
CIFC Funding, Ser. 2018-1A Cl. E, 3 Month LIBOR +5.00%		7.30	4/18/2031	1,000,000	[b,d]	896,705
Dryden 49 Senior Loan Fund, Ser. 2017-49A, Cl. E, 3 Month LIBOR +6.30%		8.60	7/18/2030	1,350,000	[b,d]	1,315,230
Euro-Galaxy IV CLO, Ser. 2015-4A, Cl. FR, 3 Month EURIBOR +6.85% @ Floor	EUR	6.85	7/30/2030	2,000,000	[b,c,d]	2,039,963
Marble Point CLO XII, Ser. 2018-1A, Cl. E, 3 Month LIBOR +6.00%		8.32	7/16/2031	750,000	[b,d]	654,223
OCP CLO, Ser. 2014-6A, Cl. DR, 3 Month LIBOR +6.52%		8.82	10/17/2030	1,000,000	[b,d]	916,206
OZLM VI, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		8.35	4/17/2031	2,000,000	[b,d]	1,808,816
OZLM XIII, Ser. 2015-13A, Cl. D, 3 Month LIBOR +5.45%		7.72	7/30/2027	2,250,000	[b,d]	2,079,722
OZLME III, Ser. 3X, Cl. F, 3 Month EURIBOR +6.45% @ Floor	EUR	6.45	8/24/2030	1,000,000	[c,d]	974,019

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.2% (continued)
Collateralized Loan Obligations Debt - 20.4% (continued)
Penta CLO 2, Ser. 2015-2A, Cl. F, 3 Month EURIBOR +5.48% @ Floor	EUR	5.48	8/4/2028	3,000,000	[b,c,d]	3,058,053
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%		7.99	5/20/2031	750,000	[b,d]	693,231
Sounds Point CLO IV-R, Ser. 2013-3RA, Cl. E, 3 Month LIBOR +6.25%		8.55	4/18/2031	750,000	[b,d]	675,257
St Paul's CLO V, Ser. 5A, Cl. FR, 3 Month EURIBOR +6.60% @ Floor	EUR	6.60	8/20/2030	4,000,000	[b,c,d]	3,975,756
Vibrant CLO III, Ser. 2015-3A, Cl. DRR, 3 Month LIBOR +6.35%		8.63	10/20/2031	1,000,000	[b,d]	925,740
					28,046,581
Collateralized Loan Obligations Equity - 3.4%
Dryden 36 Senior Loan Fund, Ser. 2014-36A, Cl. SUB		0.00	4/15/2029	2,450,931	[b,e]	1,291,158
Dryden 36 Senior Loan Fund, Ser. 2014-36A, Cl. SUBR		0.00	4/15/2029	484,569	[b,e]	255,272
KVK CLO, Ser. 2018-1A, Cl. SUB1		0.00	5/20/2029	4,000,000	[b,e]	1,419,372
Madison Park Funding X, Ser. 2012-10A, Cl. SUB		0.00	1/20/2029	3,000,000	[b,e]	1,643,109
					4,608,911
Commercial & Professional Services - 1.2%
Ahern Rentals, Scd. Notes		7.38	5/15/2023	900,000	[b,c]	780,750
Prime Security Services Borrower, Scd. Notes		9.25	5/15/2023	759,000	[b,c]	799,588
					1,580,338
Consumer Discretionary - 3.5%
AMC Entertainment Holdings, Gtd. Bonds	GBP	6.38	11/15/2024	585,000	[c]	695,227
Cirsa Finance International, Sr. Scd. Notes		7.88	12/20/2023	903,000	[b]	957,773
Eldorado Resorts, Gtd. Notes		6.00	4/1/2025	675,000	[c]	718,875
International Game Technology, Sr. Scd. Notes		6.50	2/15/2025	1,005,000	[b,c]	1,108,012
Scientific Games International, Gtd. Notes		10.00	12/1/2022	246,000	[c]	256,148
William Lyon Homes, Gtd. Notes		5.88	1/31/2025	460,000	[c]	466,900
Williams Scotsman International, Sr. Scd. Notes		6.88	8/15/2023	560,000	[b,c]	588,000
					4,790,935
Consumer Staples - .3%
Prestige Brands, Gtd. Notes		6.38	3/1/2024	370,000	[b,c]	389,425
Diversified Financials - 8.7%
Amigo Luxembourg, Sr. Scd. Notes	GBP	7.63	1/15/2024	1,785,000	[c]	2,075,378
Bracken MidCo1, Sr. Unscd. Bonds	GBP	8.88	10/15/2023	540,000	[b,c]	618,397

Description	Coupon Rate (%)		Maturity Date	Principa[l] Amount ($)	[a]	Value ($)
Bonds and Notes - 85.2% (continued)
Diversified Financials - 8.7% (continued)
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	1,465,000	[c]	1,853,471
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	1,165,000	[b,c]	1,159,175
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/2023	830,000	[c]	932,178
Global Aircraft Leasing Company, Sr. Unscd. Notes		6.50	9/15/2024	875,000	[b]	872,812
Icahn Enterprises, Gtd. Notes		6.75	2/1/2024	975,000	[c]	1,023,750
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	1,485,000	[b,c]	1,541,549
Navient, Sr. Unscd. Notes		5.88	10/25/2024	525,000	[c]	554,920
Navient, Sr. Unscd. Notes		6.50	6/15/2022	400,000	[c]	434,000
Quicken Loans, Gtd. Notes		5.75	5/1/2025	900,000	[b,c]	942,750
					12,008,380
Energy - 5.8%
Antero Resources, Gtd. Notes		5.63	6/1/2023	655,000		607,512
California Resources, Scd. Notes		8.00	12/15/2022	575,000	[b]	333,500
Carrizo Oil & Gas, Gtd. Notes		6.25	4/15/2023	455,000	[c]	437,482
Chesapeake Energy, Gtd. Notes		8.00	1/15/2025	800,000		610,000
Genesis Energy, Gtd. Bonds		5.63	6/15/2024	1,110,000	[c]	1,065,600
Gulfport Energy, Gtd. Notes		6.38	5/15/2025	1,040,000		754,000
Nabors Industries, Gtd. Notes		5.50	1/15/2023	200,000	[c]	179,250
Precision Drilling, Gtd. Notes		7.75	12/15/2023	1,485,000	[c]	1,473,862
SemGroup, Gtd. Notes		6.38	3/15/2025	1,245,000	[c]	1,182,750
Shelf Drilling Holdings, Gtd. Notes		8.25	2/15/2025	860,000	[b]	769,700
SM Energy, Sr. Unscd. Notes		5.63	6/1/2025	230,000	[c]	196,650
Transocean Sentry, Sr. Scd. Notes		5.38	5/15/2023	350,000	[b,c]	347,375
					7,957,681
Environmental Control - 1.4%
Covanta Holding, Sr. Unscd. Notes		5.88	3/1/2024	460,000	[c]	473,800
GFL Environmental, Sr. Unscd. Notes		5.38	3/1/2023	1,445,000	[b,c]	1,459,450
					1,933,250
Food Products - 1.6%
Albertsons, Gtd. Notes		6.63	6/15/2024	2,100,000	[c]	2,210,250
Forest Products & Other - 1.1%
Mercer International, Sr. Unscd. Notes		7.38	1/15/2025	1,520,000	[c]	1,569,400
Health Care - 7.9%
Bausch Health, Gtd. Notes		6.13	4/15/2025	3,870,000	[b,c]	3,995,775
Eagle Holding Co II, Sr. Unscd. Notes		7.63	5/15/2022	1,155,000	[b,c]	1,169,437
Eagle Holding Co II, Unscd. Notes		7.75	5/15/2022	300,000	[b,c]	304,125
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	898,000	[b,c]	807,131

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.2% (continued)
Health Care - 7.9% (continued)
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		6.63	5/15/2022	1,340,000	[b,c]	1,299,800
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	2,240,000	[b,c]	1,892,800
Tenet Healthcare, Sr. Unscd. Notes		6.75	6/15/2023	1,405,000	[c]	1,448,906
					10,917,974
Information Technology - .9%
Genesys Telecommunications Laboratories, Gtd. Notes		10.00	11/30/2024	1,095,000	[b,c]	1,185,337
Insurance - 1.2%
USI, Sr. Unscd. Notes		6.88	5/1/2025	1,255,000	[b,c]	1,251,862
York Risk Services Holding, Gtd. Notes		8.50	10/1/2022	460,000	[b]	462,875
					1,714,737
Materials - 4.9%
ARD Finance, Sr. Scd. Notes	EUR	6.63	9/15/2023	420,000	[c]	479,603
ARD Securities Finance, Sr. Scd. Notes		8.75	1/31/2023	1,307,199	[b,c]	1,359,487
Flex Acquisition, Sr. Unscd. Notes		6.88	1/15/2025	991,000	[b,c]	896,855
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,800,000	[b,c]	1,725,750
Peabody Energy, Sr. Scd. Notes		6.38	3/31/2025	1,405,000	[b,c]	1,467,347
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/2024	845,000	[b,c]	875,103
					6,804,145
Media - 4.8%
Altice Finco, Scd. Notes		7.63	2/15/2025	829,000	[b,c]	856,979
Altice Luxembourg, Gtd. Notes		7.63	2/15/2025	1,060,000	[b,c]	1,099,750
DISH DBS, Gtd. Notes		5.88	11/15/2024	1,150,000	[c]	1,098,307
Entercom Media, Gtd. Notes		7.25	11/1/2024	945,000	[b,c]	965,081
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	750,000	[b,c]	748,125
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	207,000	[b,c]	212,175
The EW Scripps Company, Gtd. Notes		5.13	5/15/2025	60,000	[b,c]	60,600
Townsquare Media, Gtd. Notes		6.50	4/1/2023	780,000	[b,c]	775,125
Univision Communications, Sr. Scd. Notes		5.13	2/15/2025	545,000	[b,c]	528,590
Virgin Media Receivables Financing, Sr. Scd. Bonds	GBP	5.50	9/15/2024	200,000	[c]	250,538
					6,595,270
Metals & Mining - 2.8%
Constellium, Gtd. Notes		6.63	3/1/2025	995,000	[b,c]	1,044,128
First Quantum Minerals, Gtd. Notes		7.50	4/1/2025	1,580,000	[b]	1,453,600
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	1,360,000	[b,c]	1,387,200
					3,884,928

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 85.2% (continued)
Real Estate - .4%
Haya Finance 2017, Sr. Scd. Bonds	EUR	5.25	11/15/2022	500,000		459,175
The GEO Group, Gtd. Notes		5.88	10/15/2024	153,000	[c]	135,405
					594,580
Retailing - .8%
eG Global Finance, Sr. Scd. Notes		6.75	2/7/2025	710,000	[b,c]	687,812
New Look Financing, Sr. Scd. Bonds	GBP	12.00	5/3/2024	240,686		235,933
New Look Secured Issuer, Sr. Scd. Bonds	GBP	6.50	7/1/2022	635,000	[f]	145,841
					1,069,586
Technology Hardware & Equipment - 1.2%
Exela Intermediate, Sr. Scd. Notes		10.00	7/15/2023	700,000	[b]	441,000
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	1,120,000	[b,c]	1,156,176
					1,597,176
Telecommunication Services - 6.6%
CenturyLink, Sr. Unscd. Notes, Ser. Y		7.50	4/1/2024	925,000		1,029,044
Cincinnati Bell, Gtd. Notes		7.00	7/15/2024	920,000	[b,c]	844,100
CommScope, Gtd. Notes		5.50	6/15/2024	1,295,000	[b,c]	1,231,869
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,240,000	[b,c]	1,335,542
Intelsat Connect Finance, Gtd. Notes		9.50	2/15/2023	545,000	[b]	489,137
Intelsat Jackson Holdings, Gtd. Notes		8.50	10/15/2024	1,535,000	[b,c]	1,527,325
Sprint, Gtd. Notes		7.63	2/15/2025	2,370,000	[c]	2,657,362
					9,114,379
Utilities - 1.1%
Calpine, Sr. Unscd. Notes		5.75	1/15/2025	485,000	[c]	494,094
Viridian Group FinanceCo, Sr. Scd. Notes	GBP	4.75	9/15/2024	790,000	[c]	978,700
					1,472,794
Total Bonds and Notes (cost $123,587,370)				117,233,033

Floating Rate Loan Interests - 52.4%
Advertising - .9%
Clear Channel Outdoor Holdings, Term B Loan, 1 Month LIBOR +3.50%		5.67	8/9/2026	442,875	[d]	443,152
Polyconcept North America Holdings, First Lien Closing Date Term Loan, 1 Month LIBOR +3.75%		5.86	8/16/2023	736,898	[c,d]	736,898
					1,180,050
Automobiles & Components - .7%
Dealer Tire, Initial Term Loan, 1-3 Month LIBOR +3.50%		7.72	12/19/2025	548,625	[d]	552,054

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 52.4% (continued)
Automobiles & Components - .7% (continued)
Panther BF Aggregator 2, Initial Term Loan, 1 Month LIBOR +3.50%		5.61	4/30/2026	340,830	[d]	336,569
					888,623
Building Materials - .8%
NCI Building Systems, Initial Term Loan, 1 Month LIBOR +3.75%		5.95	4/12/2025	848,147	[d]	828,004
Tamko Building Products, Initial Term Loan, 3 Month LIBOR +3.25%		5.48	5/31/2026	330,482	[d]	331,308
					1,159,312
Chemicals - 2.7%
AgroFresh, Term Loan, 2-3 Month LIBOR +4.75%		7.19	7/31/2021	736,573	[d]	701,586
ColourOZ Investment 2, First Lien Initial Term B2 Loan, 3 Month LIBOR +3.00%		5.29	9/7/2021	427,947	[d]	342,357
Cyanco Intermediate, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.61	3/16/2025	728,424	[c,d]	727,360
Flint Group, Initial Term C Loan, 3 Month LIBOR +3.00%		5.29	9/7/2021	70,745	[d]	56,596
OCI Partners, Initial Term Loan, 3 Month LIBOR +4.00%		6.33	3/13/2025	967,750	[c,d]	966,540
Polar US Borrower, Initial Term Loan, 3 Month LIBOR +4.75%		7.07	10/16/2025	880,366	[d]	848,452
					3,642,891
Commercial & Professional Services - 6.3%
AVSC Holding, Second Lien Term Loan, 3 Month LIBOR +7.25%		9.50	9/1/2025	207,000	[d]	199,237
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		6.12	2/7/2026	185,007	[d]	186,048
Electro Rent, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		7.29	1/31/2024	224,965	[c,d]	226,020
Employbridge, Refinancing Term Loan, 3 Month LIBOR +4.50%		6.83	4/18/2025	455,135	[c,d]	454,755
Fort Dearborn Holding, First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%		6.29	10/19/2023	248,724	[d]	244,683
IndigoCyan HoldCo 3, Facility B Term Loan, 3 Month LIBOR +4.75%	GBP	5.51	12/31/2024	2,000,000	[d]	2,433,600
Minerva Bidco, B Term Loan, 3 Month LIBOR +4.75%	GBP	5.52	8/31/2025	1,000,000	[d]	1,219,842

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 52.4% (continued)
Commercial & Professional Services - 6.3% (continued)
National Intergovernmental, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	6.08	5/23/2025	289,271	[d]	286,378
Pi Lux Finco, Second Lien Facility 1, 1 Month LIBOR +7.25%	9.36	1/1/2026	1,000,000	[d]	975,000
Pre-Paid Legal Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	5.36	5/1/2025	569,780	[c,d]	567,644
Verscend Holding, Term B Loan, 1 Month LIBOR +4.50%	6.61	8/27/2025	792,788	[d]	796,752
Wand NewCo 3, First Lien Initial Term Loan, 1 Month LIBOR +3.50%	5.71	2/5/2026	605,000	[d]	608,119
Weight Watchers International, Initial Term Loan, 1-3 Month LIBOR +4.75%	7.03	11/29/2024	457,709	[d]	459,425
				8,657,503
Consumer Discretionary - 1.5%
Compuware, Senior Secured Term Loan, 1 Month LIBOR +4.00%	6.11	8/23/2025	739,065	[d]	742,760
Hayward Industries, Initial Term Loan, 1 Month LIBOR +3.50%	5.61	8/4/2024	249,365	[d]	240,326
Stars Group Holdings, USD Term B Loan, 3 Month LIBOR +3.50%	5.83	7/10/2025	536,600	[d]	538,910
UFC Holdings, Term B Loan, 1 Month LIBOR +3.25%	5.37	4/29/2026	250,420	[d]	251,046
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%	5.61	12/15/2024	348,486	[d]	340,052
				2,113,094
Consumer Staples - .1%
Kik Custom Products, Term B3 Loan, 3 Month LIBOR +4.00%	6.26	5/15/2023	140,000	[d]	133,233
Diversified Financials - 1.1%
Capital Automotive, Initial Tranche B Term Loan, 1 Month LIBOR +6.00%	8.12	3/24/2025	1,094,785	[d]	1,101,633
VFH Parent, Initial Term Loan, 6 Month LIBOR +3.50%	6.04	3/1/2026	470,779	[d]	472,378
				1,574,011
Energy - 2.9%
Blackstone CQP Holdco, Initial Term Loan, 3 Month LIBOR +3.50%	5.89	6/20/2024	323,974	[d]	324,481
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%	6.17	5/29/2025	298,492	[d]	269,637

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 52.4% (continued)
Energy - 2.9% (continued)
Gavilan Resources, Second Lien Initial Term Loan, 1 Month LIBOR +6.00%		8.11	3/1/2024	557,000	[d]	249,257
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%		6.43	7/18/2025	739,458	[d]	713,577
Granite Acquisition, Second Lien Term B Loan, 3 Month LIBOR +7.25%		9.58	12/19/2022	507,267	[d]	508,061
Lower Cadence Holdings, Initial Term Loan, 1 Month LIBOR +4.00%		6.15	5/8/2026	465,322	[d]	454,999
Natgasoline, Initial Term Loan, 3 Month LIBOR +3.50%		5.81	11/14/2025	457,624	[d]	459,912
Prairie Eci Acquiror, Initial Term Loan, 3 Month LIBOR +4.75%		7.08	3/11/2026	508,725	[d]	498,296
WaterBridge Midstream Operating, Initial Term Loan, 3 Month LIBOR +5.75%		8.14	6/21/2026	565,000	[d]	542,400
					4,020,620
Health Care - 5.9%
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%		5.83	4/21/2024	418,931	[d]	348,237
Albany Molecular Research, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		5.36	8/31/2024	497,468	[d]	480,888
Alphabet Holding Company, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.61	9/28/2024	448,227	[d]	418,440
Auris Luxembourg III, Facility B1 Term Loan, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	2/21/2026	1,000,000	[d]	1,102,864
Avantor Funding, Initial B2 Dollar Term Loan, 1 Month LIBOR +3.00%		5.11	11/21/2024	191,602	[d]	193,559
Dentalcorp Perfect Smile, Initial Term Loan, 1 Month LIBOR +3.75%		5.86	6/6/2025	786,519	[d]	771,772
Envision Healthcare, Initial Term Loan, 1 Month LIBOR +3.75%		5.86	10/10/2025	1,194,000	[d]	929,248
Femur Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		6.98	3/5/2026	131,467	[d]	131,796
Immucor, Term Loan B-3, 3 Month LIBOR +5.00%		7.33	6/15/2021	743,051	[d]	741,940
MED ParentCo, Delayed Draw Term Loan, 3 Month LIBOR +4.25%		6.55	8/2/2026	87,414	[d,g]	86,686
MED ParentCo, Term B Loan, 3 Month LIBOR +4.25%		6.55	8/2/2026	350,072	[d]	347,154

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 52.4% (continued)
Health Care - 5.9% (continued)
Nidda Healthcare Holding, Facility D Term Loan, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	8/21/2024	2,000,000	[d]	2,217,960
Petvet Care Centers, Second Lien Term Loan, 1 Month LIBOR +6.25%		8.36	2/15/2026	400,000	[d]	390,000
					8,160,544
Industrials - 3.0%
Brand Industrial Service, Initial Term Loan, 2-3 Month LIBOR +4.25%		6.53	6/21/2024	1,081,672	[d]	1,027,588
Brookfield WEC Holdings, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.61	8/1/2025	29,216	[d]	29,289
Dynasty Acquisition Company I, Initial Term B1 Loan, 3 Month LIBOR +4.00%		6.33	4/8/2026	268,020	[d]	268,428
Dynasty Acquisition Company I, Initial Term B2 Loan, 3 Month LIBOR +4.00%		6.33	4/4/2026	144,097	[d]	144,316
North American Lifting Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.50%		6.83	11/27/2020	474,980	[d]	443,068
Travelport Finance, First Lien Initial Term Loan, 3 Month LIBOR +5.00%		7.54	5/30/2026	489,796	[d]	452,327
Verra Mobility, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.86	2/28/2025	825,550	[c,d]	829,678
Yak Access, First Lien Initial Term Loan, 1 Month LIBOR +5.00%		7.11	7/11/2025	981,250	[d]	910,109
					4,104,803
Information Technology - 7.5%
Boxer Parent Company, Initial Dollar Term Loan, 3 Month LIBOR +4.25%		6.58	10/2/2025	568,571	[d]	540,143
Camelia Bidco, Facility B1 Term Loan, 3 Month LIBOR +4.75%	GBP	5.52	10/5/2024	2,000,000	[d]	2,384,928
Dcert Buyer, Term Loan, 3 Month LIBOR +4.00%		6.26	8/8/2026	630,515	[d]	629,200
Digicert Holdings, First Lien Term Loan, 1 Month LIBOR +4.00%		6.11	10/31/2024	990,019	[c,d]	991,504
Dun & Bradstreet, Initial Term Loan, 1 Month LIBOR +5.00%		7.15	2/8/2026	852,752	[d]	856,039
Emerald TopCo, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.73	7/26/2026	188,401	[d]	187,734

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 52.4% (continued)
Information Technology - 7.5% (continued)
Hyland Software, 2018 Refinancing Term Loan, 1 Month LIBOR +3.25%		5.36	7/1/2024	350,055	[d]	349,291
Hyland Software, Senior Secured Second Lien Initial Loan, 1 Month LIBOR +7.00%		9.11	7/10/2025	207,500	[d]	208,733
Marcel Bidco, Facility B1 Term Loan, 1 Month LIBOR +3.25%		5.36	3/15/2026	197,004	[d]	194,172
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		5.36	12/1/2024	197,500	[c,d]	185,551
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%		6.51	5/18/2025	873,795	[d]	853,317
SCS Holdings I, Initial Term Loan, 3 Month LIBOR +4.25%		6.57	7/3/2026	374,685	[d]	375,269
Ultimate Software Group, First Lien Initial Term Loan, 3 Month LIBOR +3.75%		6.08	5/3/2026	409,252	[d]	410,787
Unit4, Facility B3 Term Loan, 1 Month EURIBOR +4.50% @ Floor	EUR	4.50	9/26/2023	1,987,635	[d]	2,199,671
					10,366,339
Insurance - 3.6%
AssuredPartners, 2017 September Refinancing Term Loan, 1 Month LIBOR +3.50%		5.61	10/22/2024	337,471	[c,d]	336,386
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR +6.50%		8.61	8/4/2025	3,750,000	[d]	3,811,669
Mayfield Agency Borrower, First Lien Term B Loan, 1 Month LIBOR +4.50%		6.61	2/28/2025	87,572	[d]	83,850
Mayfield Agency Borrower, Second Lien Term B Loan, 1 Month LIBOR +8.50%		10.61	2/28/2026	578,000	[d]	568,969
Sedgwick Cms, Term B Loan, 3 Month LIBOR +4.00%		6.26	8/8/2026	152,027	[d]	152,217
					4,953,091
Internet Software & Services - 2.5%
Infinitas Learning, Facility B3 Term Loan, 6 Month EURIBOR +3.75% @ Floor	EUR	3.75	5/31/2024	1,938,478	[d]	2,113,175
Web.com Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		5.95	10/11/2025	835,290	[d]	826,239

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 52.4% (continued)
Internet Software & Services - 2.5% (continued)
Web.com Group, Second Lien Initial Term Loan, 1 Month LIBOR +7.75%	9.95	10/11/2026	112,586	[d]	110,522
WeddingWire, First Lien Initial Term Loan, 1 Month LIBOR +4.50%	6.61	12/21/2025	383,075	[d]	384,033
				3,433,969
Materials - 1.9%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	6.62	7/31/2025	407,186	[d]	396,498
Charter NEX US, Incremental Term Loan, 1 Month LIBOR +3.50%	5.61	5/16/2024	429,205	[d]	429,407
LABL, Initial Dollar Term Loan, 1 Month LIBOR +4.50%	6.73	7/2/2026	353,218	[d]	353,218
Murray Energy, Superpriority Term B2 Loan, 1 Month LIBOR +7.25%	9.36	10/17/2022	488,400	[d]	242,107
Plaze, Initial Term Loan, 1 Month LIBOR +3.50%	5.73	8/3/2026	220,292	[d]	219,757
TricorBraun, First Lien Closing Date Term Loan, 2-3 Month LIBOR +3.75%	6.07	11/30/2023	989,855	[d]	967,583
				2,608,570
Media - 1.1%
Diamond Sports Group, Term B Loan, 3 Month LIBOR +3.25%	5.42	8/24/2026	461,656	[d]	462,713
NEP Group, Second Lien Initial Loan, 1 Month LIBOR +7.00%	9.11	10/19/2026	407,263	[d]	401,154
Univision Communications, 2017 Replacement Term Loan, 1 Month LIBOR +2.75%	4.86	3/15/2024	450,000	[d]	433,125
WideOpenWest Finance, Refinancing Term B Loan, 3 Month LIBOR +3.25%	5.40	8/19/2023	182,192	[d]	175,816
				1,472,808
Metals & Mining - .6%
Aleris International, Initial Term Loan, 1 Month LIBOR +4.75%	6.86	2/27/2023	842,738	[d]	844,326
Retailing - 3.9%
Bass Pro Group, Initial Term Loan, 1 Month LIBOR +5.00%	7.11	9/25/2024	893,182	[d]	854,105
Comfort Holding, First Lien Initial Term Loan, 1 Month LIBOR + 4.75%	6.86	2/3/2024	736,809	[d]	731,283
EG America, Term Loan B, 3 Month LIBOR +4.00%	6.33	2/5/2025	338,297	[d]	334,334

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 52.4% (continued)
Retailing - 3.9% (continued)
EG Finco, Term B Loan, 3 Month LIBOR +4.75%	GBP	5.52	2/5/2025	2,286,018	[d]	2,719,625
SRS Distribution, First Lien Initial Term Loan, 3 Month LIBOR +4.25%		5.36	5/24/2025	500,000	[d]	486,500
Talbots, First Lien Initial Loan, 3 Month LIBOR +7.00%		9.33	11/28/2022	220,417	[d]	213,804
					5,339,651
Semiconductors & Semiconductor Equipment - .2%
Natel Engineering, Initial Term Loan, 1 Month LIBOR +5.00%		7.12	4/30/2026	253,677	[d]	254,312
Technology Hardware & Equipment - 1.5%
Mcafee, Second Lien Initial Loan, 1 Month LIBOR +8.50%		10.62	9/28/2025	405,682	[d]	411,134
McAfee, Term B USD Loan, 1 Month LIBOR +3.75%		5.87	9/29/2024	974,004	[d]	977,657
Perforce Software, First Lien Term Loan, 1 Month LIBOR +4.50%		6.61	7/8/2026	350,000	[d]	349,127
Sandvine, First Lien Initial Term Loan, 1 Month LIBOR +4.50%		6.61	11/2/2025	266,152	[d]	265,487
					2,003,405
Telecommunication Services - 2.5%
Altice France, Incremental Term Loan, 1 Month LIBOR +4.00%		6.20	8/14/2026	992,500	[d]	990,019
CommScope, Initial Term Loan, 1 Month EURIBOR +3.25%		5.36	4/4/2026	692,201	[d]	690,183
Intelsat Jackson Holdings, Tranche B4 Term Loan, 1 Month LIBOR +4.50%		6.65	1/2/2024	476,190	[c,d]	480,136
West, Initial Term B Loan, 1 Month LIBOR +4.00%		6.11	10/10/2024	1,477,500	[c,d]	1,327,379
					3,487,717
Utilities - 1.2%
Eastern Power, Term B Loan, 1 Month LIBOR +3.75%		5.86	10/2/2023	590,341	[d]	593,148
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%		5.86	6/3/2024	760,000	[d]	729,361
Pike, 2019 New Term Loan, 3 Month LIBOR +3.25%		5.40	7/24/2026	311,161	[d]	311,743
					1,634,252
Total Floating Rate Loan Interests (cost $74,485,946)				72,033,124

Description		Shares	Value ($)
Common Stocks - .0%
Retailing - .0%
New Look Secured Issuer (cost $43,303)		1,589,392	[h] 39,646
	1-Day Yield (%)
Investment Companies - 5.4%
Registered Investment Companies - 5.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,377,011)	2.09	7,377,011	[i] 7,377,011
Total Investments (cost $205,493,630)		143.0%	196,682,814
Liabilities, Less Cash and Receivables		(43.0%)	(59,096,050)
Net Assets		100.0%	137,586,764

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $84,840,717 or 61.66% of net assets.

c Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

f Non-income producing—security in default.

g Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

h Non-income producing security.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	23.7
Consumer, Non-cyclical	23.3
Communications	18.4
Financial	15.3
Industrial	13.3
Technology	11.2
Consumer, Cyclical	10.5
Energy	10.0
Basic Materials	9.3
Investment Companies	5.4
Utilities	2.3
Diversified	.3
143.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/18 ($)	Purchases ($)	Sales ($)	Value 8/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,840,399	97,005,168	91,468,556	7,377,011	5.4	88,061

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2019

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs
United States Dollar	26,878,745	Euro	24,150,000	9/19/19	296,148
United States Dollar	8,875,975	British Pound	7,320,000	9/19/19	(38,709)
British Pound	2,600,000	United States Dollar	3,196,391	9/30/19	(28,447)
United States Dollar	11,380,000	British Pound	9,256,528	9/30/19	101,476
Euro	2,020,000	United States Dollar	2,248,972	9/30/19	(23,619)
United States Dollar	3,600,000	Euro	3,234,576	9/30/19	36,597
Gross Unrealized Appreciation					434,221
Gross Unrealized Depreciation					(90,775)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	198,116,619	189,305,803
Affiliated issuers	7,377,011	7,377,011
Cash		102,675
Cash denominated in foreign currency	1,461,908	1,452,560
Interest receivable		2,166,810
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		434,221
Receivable for investment securities sold		126,992
Cash collateral held by broker—Note 4		40,000
Prepaid expenses		12,263
		201,018,335
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		162,950
Loan payable—Note 2		60,000,000
Payable for investment securities purchased		2,287,025
Distributions payable		807,914
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		90,775
Interest and loan fees payable—Note 2		32,457
Unrealized depreciation on foreign currency transactions		10,086
Directors fees and expenses payable		2,681
Other accrued expenses		37,683
		63,431,571
Net Assets ($)		137,586,764
Composition of Net Assets ($):
Paid-in capital		146,764,361
Total distributable earnings (loss)		(9,177,597)
Net Assets ($)		137,586,764

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	14,961,374
Net Asset Value Per Share ($)	9.20

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2019

Investment Income ($):
Income:
Interest	14,396,194
Dividends from affiliated issuers	88,061
Total Income	14,484,255
Expenses:
Management fee—Note 3(a)	1,691,872
Interest expense and loan fees—Note 2	2,116,383
Professional fees	142,993
Custodian fees—Note 3(b)	50,328
Prospectus and shareholders’ reports	16,521
Directors’ fees and expenses—Note 3(c)	15,978
Shareholder servicing costs	13,714
Registration fees	11,875
Miscellaneous	113,791
Total Expenses	4,173,455
Less—reduction in fees due to earnings credits—Note 3(b)	(12,855)
Net Expenses	4,160,600
Investment Income—Net	10,323,655
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,995,961)
Net realized gain (loss) on forward foreign currency exchange contracts	3,129,518
Net Realized Gain (Loss)	(2,866,443)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,432,958)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	846,135
Net Change in Unrealized Appreciation (Depreciation)	(4,586,823)
Net Realized and Unrealized Gain (Loss) on Investments	(7,453,266)
Net Increase in Net Assets Resulting from Operations	2,870,389

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended August 31, 2019

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(115,657,242)
Proceeds from sales of portfolio securities	109,354,089
Net proceeds for sales of short-term securities	(5,537,352)
Interest received	14,835,353
Interest and loan fees paid	(2,172,267)
Paid to BNY Mellon Investment Adviser, Inc.	(1,703,680)
Operating expenses paid	(372,386)
Realized gain from forward foreign currency exchange
contracts transactions	3,129,518
Net Cash Provided by Operating Activities		1,876,033
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(9,694,970)
Net Cash Provided in Financing Activities		(9,694,970)
Effect of foreign exchange rate changes on cash		(150,980)
Net Increase (Decrease) in cash		(7,969,917)
Cash and cash denominated in foreign currency at beginning of period†		9,565,152
Cash and cash denominated in foreign currency at end of period†		1,595,235
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		2,870,389
Adjustments to reconcile net increase in net assets
resulting from operations to net cash
provided by operating activities ($):
Decrease in investments in securities at cost		1,890,171
Decrease in dividends and interest receivable		351,098
Decrease in Receivable for Investment securities sold		2,701,527
Increase in prepaid expenses		(12,263)
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(11,808)
Decrease in payable for investment securities purchased		(10,436,242)
Decrease in interest and loan fees payable		(55,884)
Decrease in Directors fees and expense payable		(1,214)
Decrease in commissions payable and accrued expenses		(6,564)
Net change in unrealized depreciation on investments		4,586,823
Net Cash Provided by Operating Activities		1,876,033

†Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2019	2018	[a,b]
Operations ($):
Investment income—net	10,323,655	8,347,502
Net realized gain (loss) on investments	(2,866,443)	388,965
Net change in unrealized appreciation (depreciation) on investments	(4,586,823)	(3,899,981)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,870,389	4,836,486
Distributions ($):
Distributions to shareholders	(9,694,970)	(7,271,228)
Capital Stock Transactions ($):
Net proceeds from shares sold	-	147,045,314
Offering costs charged to paid in capital	-	(299,227)
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	146,746,087
Total Increase (Decrease) in Net Assets	(6,824,581)	144,311,345
Net Assets ($):
Beginning of Period	144,411,345	100,000
End of Period	137,586,764	144,411,345
Capital Share Transactions (Shares):
Shares sold	-	14,961,374
Net Increase (Decrease) in Shares Outstanding	-	14,961,374

[a]From October 27, 2017 (commencement of operations) to August 31, 2018

[b]Distributions to shareholders include only distributions from net investment income and accumulated investment (loss)–net was $299,002 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule

.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended August 31,
	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	9.65	9.84[b]
Investment Operations:
Investment income—net[c]	.69	.56
Net realized and unrealized gain (loss) on investments	(.49)	(.24)
Total from Investment Operations	.20	.32
Distributions:
Dividends from investment income—net	(.58)	(.49)
Dividends from net realized gain on investments	(.07)	-
Total Distributions	(.65)	(.49)
Offering costs charged to paid-in capital	-	(.02)
Net asset value, end of period	9.20	9.65
Market value, end of period	9.29	9.17
Total Return (%)[d]	9.08	(3.57)[e]
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	3.00	2.73[f]
Ratio of net expenses to average net assets	2.99	2.73[f]
Ratio of interest expense to average net assets	1.52	1.15[f]
Ratio of net investment income to average net assets	7.43	6.92[f]
Portfolio Turnover Rate	54.94	67.71[e]
Net Assets, end of period ($ x 1,000)	137,587	144,411
Average borrowings outstanding ($ x 1,000)	60,000	56,177
Weighted average number of fund
shares outstanding ($ x 1,000)	14,961	14,866
Average amount of debt per share ($)	4.01	3.78

a From October 27, 2017 (commencement of operations) to August 31, 2018.

b Reflects a deduction of $.16 per share sales load from the initial offering price of $10.00 per share.

c Based on average shares outstanding.

d Calculated based on market value.

e Not annualized.

f Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “fund”) under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company that has a limited term of approximately seven years. The fund’s investment objective is to seek high current income and to return at least $9.835 per share of Common Stock (the public offering price per Common Stock after deducting a sales load of $0.165 per Common Stock but before deducting offering costs of $0.02 per Common Stock (“Original NAV”)) to holders of record of Common Shares on or about December 1, 2024 (the “Termination Date”) (subject to certain extensions). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DCF.

Effective June 3, 2019, the fund changed its name from Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. to BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2019 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Loan Obligations	–	32,655,492	–	32,655,492
Corporate Bonds	–	84,577,541	–	84,577,541
Equity Securities- Common Stock	–	39,646	–	39,646
Floating Rate Loan Interests	–	72,033,124	–	72,033,124
Investment Companies	7,377,011	–	–	7,377,011
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	434,221	–	434,221
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(90,775)	–	(90,775)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

NOTES TO FINANCIAL STATEMENTS (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in Collateralized Loan Obligations (“CLOs”). CLO and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The fund and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Fund may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On August 27, 2019, the Board declared a cash dividend of $0.054 per share from undistributed investment income-net, payable on September 25, 2019 to Shareholders of record as of the close of business on September 11, 2019. The ex-dividend date was September 10, 2019.

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2019, the components of accumulated earnings on a tax basis were as follows: ordinary income $2,045,346, accumulated capital losses $2,498,733 and unrealized depreciation $7,916,296.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2019. The fund has $2,498,733 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2019 and August 31, 2018 was as follows: ordinary income $8,687,358 and $7,271,228, and long-term capital gains $1,007,612 and $0, respectively.

During the period ended August 31, 2019, as a result of permanent book to tax differences, primarily due to excise tax paid, the fund increased total distributable earnings (loss) by $59,291 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended August 31, 2019.

NOTE 2—Borrowings:

The fund has a $68,000,000 Revolving Credit and Security Agreement (the “Agreement”), which continues until October 27, 2020. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $98,282,274 as of August 31, 2019. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended August 31, 2019, total fees pursuant to the Agreement amounted to $2,116,383. These fees are included in Interest expense and loan fees in the Statement of Operations..

The average amount of borrowings outstanding under the Agreement during the period ended August 31, 2019 was $60,000,000, with a related weighted average annualized interest rate of 3.53% and is inclusive of all expenses related to the Agreement.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s “Managed Assets” and is payable monthly. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .425% of the value of the fund’s average daily Managed Assets and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2019, the fund was charged $50,328 pursuant to the custody agreement. These fees were partially offset by earnings credits of $12,855.

The fund had an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended August 31, 2019, the fund was charged $6,923 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $142,749, custodian fees $18,850 and Chief Compliance Officer fees $1,351.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydown) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2019, amounted to $106,545,685 and $106,705,423, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2019, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

NOTES TO FINANCIAL STATEMENTS (continued)

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At August 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	434,221	(90,775)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	434,221	(90,775)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	434,221	(90,775)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Goldman Sachs International	434,221		(90,775)	-	343,446

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs International	(90,775)		90,775	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2019:

Average Market Value ($)
Forward contracts	54,945,390

At August 31, 2019, the cost of investments for federal income tax purposes was $204,579,676; accordingly, accumulated net unrealized depreciation on investments was $7,896,862, consisting of $2,413,769 gross unrealized appreciation and $10,310,631 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (formerly, Dreyfus Global Credit Income 2024 Target Term Fund, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (formerly, Dreyfus Global Credit Income 2024 Target Term Fund, Inc.) (the “Fund”), including the statements of investments, investments in affiliated issuers, and forward foreign currency exchange contracts, as of August 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period from October 27, 2017 (commencement of operations) to August 31, 2018, and the related notes (collectively, the financial statements), and the financial highlights for the year then ended and for the period from October 27, 2017 (commencement of operations) to August 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from October 27, 2017 (commencement of operations) to August 31, 2018 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2019

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each holder of Common Shares who participates in the Plan will have all distributions of dividends and capital gains (“Dividends”) automatically reinvested in additional Common Shares by Computershare Trust Company, N.A. as agent (the “Plan Agent”). Shareholders who elect not to participate in the plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the fund’s shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants.

A. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the Dividend payment date, the fund’s net asset value per Common Share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued Common Shares of the fund if, on the Dividend payment date, the market price per Common Share plus estimated brokerage commissions equals or exceeds the net asset value per Common Share of the fund on that date. The number of Common Shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the Dividend payment date.

B. If the market price per Common Share is less than the net asset value per Common Share on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-Dividend date for the Common Shares, but in no event more than 30 days after the Dividend payment date (as the case may be, the “Purchase Period”), to invest the Dividend amount in Common Shares acquired in open market purchases. If, at the close of business on any day during the Purchase Period on which the fund’s net asset value is calculated, the fund’s net asset value on the Dividend payment date equals or is less than the market price per Common Share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance by the fund of new Common Shares at the price set forth in paragraph A above.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or the Plan is terminated, such participant

ADDITIONAL INFORMATION (Unaudited) (continued)

will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $2.50 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 1-800-522-6645.

Supplemental Information

During the period ended August 31, 2019, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than $.0540 per share as a capital gain dividend paid on December 26, 2018 and also reports the maximum amount allowable but not less than $.0130 per share as a capital gain dividend paid on January 16, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on June 12, 2019.

	Shares
	For	Authority Withheld
To elect two Class I Trustees: †
Roslyn M. Watson	13,746,541	115,685
Benaree Pratt Wiley	13,752,556	109,670
To elect two Class II Trustees: ††
Joseph S. DiMartino	13,749,618	112,608
Kenneth A. Himmel	13,745,883	113,343
To elect two Class III Trustees: †††
Francine J. Bovich	13,756,054	106,172
Stephen J. Lockwood	13,749,381	112,845

† The terms of these Class I Trustees expire in 2020.

†† The terms of these Class II Trustees expire in 2021.

††† The terms of these Class III Trustees expire in 2022.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2011)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Andrew J. Donohue (68)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (September 2017-July 2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (72)

Board Member (1998)

Current term expires in 2021

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 23

———————

Stephen J. Lockwood (72)

Board Member (1998)

Current term expires in 2022

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (69)

Board Member (1998)

Current term expires in 2020

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)

Board Member (1998)

Current term expires in 2020

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166.

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Robert Salviolo
Kenneth A. Himmel
Stephen J. Lockwood	Chief Compliance Officer
Roslyn M. Watson	Joseph W. Connolly
Benaree Pratt Wiley
Portfolio Managers
Officers	Chris Barris
President	Kevin Cronk
Renee-Laroche-Morris	Leland Hart
Chief Legal Officer	Hiram Hamilton
Bennett A. MacDougall	Adviser
Vice President and Secretary	BNY Mellon Investment Adviser, Inc.
James Bitetto	Sub-Investment Adviser
Vice Presidents and Assistant Secretaries	Alcentra NY, LLC
Sonalee Cross	Custodian
Deirdre Cunnane	The Bank of New York Mellon
Sarah S. Kelleher	Counsel
Jeff Prusnofsky	Proskauer Rose LLP
Peter M. Sullivan	Transfer Agent,
Natalya Zelensky	Dividend Disbursing Agent
Computershare Inc.
Vice President	Stock Exchange Listing
David Dipetrillo	NYSE Symbol: DCF
Treasurer	Initial SEC Effective Date
James Windels	10/27/17
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DCF

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonfundsim.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0822AR0819

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,500 in 2018 and $65,590 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2018 and $6,100 in 2019. These services consisted of one or more of the following security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2018 and $3,050 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2019

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $331,000 in 2018 and $463,000 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Stephen J. Lockwood, Richard C. Rochon*, Roslyn M. Watson and Benaree Pratt Wiley.

*Mr. Rochon was elected to the Audit Committee on February 28, 2019 and resigned effective May 8, 2019.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                                    Investment Companies.

The board has delegated to BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on BNYM Investment Adviser's website, by the following August 31st, at http://im.bnymellon.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By BNYM Investment Adviser

BNYM Investment Adviser, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including BNYM Investment Adviser ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is BNYM Investment Adviser's policy to seek to vote all proxies for securities held in the fund's portfolios for which BNYM Investment Adviser has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  BNYM Investment Adviser seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and BNYM Investment Adviser, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of October 29, 2019, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA, Hiram Hamilton and Leland Hart are the fund's primary portfolio managers, positions they have held since October 2017, October 2017, February 2018 and February 2018, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Global Head of High Yield and Deputy Chief Investment Officer.  He is responsible for managing all U.S. and global high yield portfolios, and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail finds.  Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience.  Mr. Barris joined Standish Mellon Asset Management Company LLC. An affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is the Head of U.S. Credit Research and a member of the U.S. Investment Committee.  Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

Mr. Hamilton is a Managing Director and Global Head of Structured Credit at Alcentra, which he joined in September 2017 from Alcentra Limited, where he was employed since 2008.  Alcentra Limited is an affiliate of Alcentra and BNYM Investment Adviser and, along with Alcentra, is a subsidiary of BNY Alcentra Group Holdings, Inc.  Mr. Hamilton serves as the portfolio manager for Alcentra's structured credit investments funds, overseeing approximately $4 billion of investments in structured products, with a particular focus on CLO investments, across Alcentra's funds.

Mr. Hart joined Alcentra in January 2018 as Managing Director and Head of U.S. Loans and High Yield.  He joined Alcentra from BlackRock Asset Management, where he was a Managing Director, having joined in 2009.

(a)(2) The following information is as of August 31, 2019:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Director's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk, Leland Hart and Hiram Hamilton are the Registrant's primary portfolio managers.  Messrs. Barris, Cronk, Hart and Hamilton are employees of Alcentra.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of August 31, 2019:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	4	$2.54 billion	5	$1.61 billion	6	$1.14 billion
Kevin Cronk	4	$2.54 billion	5	$1.72 billion	4	$2.13 billion
Leland Hart	4	$2.54 billion	6	$1.84 billion	19	$7.86 billion
Hiram Hamilton	2	$395 million	8	$4.38 billion	7	$2.05 billion

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of August 31, 2019:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$100,001-$500,000
Kevin Cronk	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$100,001-$500,000
Leland Hart	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$500,001-$1,000,000
Hiram Hamilton	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's  or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser and Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocated to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment is an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investment in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNY Mellon and its affiliates may gave deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Fund or the effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personally of BNYM Investment Adviser or Alcentra.  Accordingly, BNYM Investment Adviser and Alcentra have informed management of the Fund that in making investment decisions they do not obtain or use material inside information that BNY Mellon or its affiliated may possess with respect to such issuers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

This fund did not participate in a securities lending program this period.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 5, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    November 4, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)